Exhibit 99.3

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

In re:	)	Case No. 02 B 12059 (Jointly Administered)
)
HA2003, Inc. formerly known as	)	Chapter 11
HA-LO INDUSTRIES, INC., et al.,	)
	)	Hon. Carol A. Doyle
Debtors and	)
Debtors-In-Possession.	)

NOTICE OF NON-VOTING STATUS WITH RESPECT TO
EQUITY INTERESTS IN HA-LO INDUSTRIES, INC., ET AL.

PLEASE TAKE NOTICE that on November 3, 2003 the United States Bankruptcy Court for the Northern District of Illinois, (the “Bankruptcy Court”) approved the Disclosure Statement With Respect to Second Amended Plan (the “Plan”) of Reorganization (Liquidating) of HA2003, Inc. f/k/a HA-LO Industries, Inc., LW2003, Inc. f/k/a Lee Wayne Corporation and Starbelly.com, Inc. (collectively, the “Debtors”) as Proposed by the Debtors and Debtors-in-Possession and the Official Committee of Unsecured Creditors (the “Committee”) Dated as of October 30, 2003 (the “Disclosure Statement”) for use by the Debtors and the Committee in soliciting acceptances or rejections of the Plan from holders of certain impaired claims who are entitled to receive distributions under the Plan.

UNDER THE TERMS OF THE PLAN, YOU MAY NOT RECEIVE OR RETAIN ANY PROPERTY ON ACCOUNT OF YOUR EQUITY INTEREST IN ANY OF THE DEBTORS.  THEREFORE, IN ACCORDANCE WITH THE BANKRUPTCY COURT’S SOLICITATION PROCEDURES ORDER DATED DECEMBER 1, 2003 AND SECTION 1126(g) OF THE UNITED STATES BANKRUPTCY CODE, YOU ARE (i) DEEMED TO HAVE REJECTED THE PLAN, AND (ii) NOT ENTITLED TO VOTE ON THE PLAN.

PLEASE TAKE FURTHER NOTICE that a hearing to consider confirmation of the Plan (the “Confirmation Hearing”) will be held on January 28, 2004 at 11:00 a.m. (CST), before the Honorable Carol A. Doyle, United States Bankruptcy Court for the Northern District of Illinois (the “Court”), Everett McKinley Dirksen Courthouse, 219 South Dearborn Street, Chicago, Illinois, 60604, Courtroom 742.  The Confirmation Hearing may be continued from time to time by announcing such continuance in open court and the Plan may be further modified, if necessary, pursuant to 11 U.S.C. § 1127 prior to, during, or as a result of the Confirmation Hearing, without further notice to parties in interest.  Any party in interest objecting to the Plan shall file an objection (a “Confirmation Objection”) to the confirmation of the Plan by no later than January 12, 2004.  Any Confirmation Objection must: (a) be in writing; (b) comply with the Federal Rules of Bankruptcy Procedure and the Local Bankruptcy Rules; (c) state the grounds for the objection and the legal and factual bases therefor; (d) reference with specificity the text of the Plan to which objection is made; and (e) be filed with the Court, together with proof of service, and served so as to be RECEIVED on or before January 12, 2004 at 4:30 p.m. (CST) by the following parties:  (i) counsel for the Debtors: LeBoeuf, Lamb, Greene & MacRae, LLP, One Embarcadero Center, San Francisco, California 94111-3619, Attn: Neal L. Wolf and Todd L. Padnos; (ii) counsel for the Committee: Piper Rudnick, LLP, 203 North LaSalle Street, Suite 1800, Chicago, Illinois 60601-1293, Attn: Mark A. Berkoff and Steven Christenholz; and  (iii) The Office of the United States Trustee, 227 West Monroe Street, Suite 3350, Chicago, Illinois 60606, Attn: Kathryn M. Gleason.  Confirmation Objections not timely filed and served in the manner set forth above shall not be considered and shall be deemed overruled.

PLEASE TAKE FURTHER NOTICE that copies of the Plan and Disclosure Statement are available for review at the offices of undersigned counsel and the office of the Clerk of the United States Bankruptcy Court for the Northern District of Illinois, 219 South Dearborn Street, Chicago, Illinois 60604.  Copies of the Plan and Disclosure Statement may also be obtained, upon request and at the requesting parties’ expense, from Debtors’ counsel by contacting Sandy Holstrom at (415) 951-1168.

Dated as of: December 8, 2003

By:	By:

Neal L. Wolf (ARDC No. 6186361)
Todd L. Padnos (ARDC No. 6209679)
LeBOEUF, LAMB, GREENE & MacRAE, LLP
One Embarcadero Center
San Francisco, California 94111-3619
Tel: (415) 951-1100
Fax: (415) 951-1180
Attorneys for Debtors
And Debtors-in-Possession

Mark A. Berkoff (ARDC No. 06194787)
Steven Christenholz (ARDC No. 06224666)
PIPER RUDNICK, LLP
203 North LaSalle Street, Suite 1800
Chicago, Illinois  60601-1293
Tel: (312) 368-4000
Fax: (312) 236-7516
Attorneys for the Unsecured Creditors
Committee